UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 2021

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Citigroup Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

388 Greenwich Street

New York, New York 10013

(Address of principal executive offices) (Zip Code)

(212) 559-1000

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:

Title of each class	Ticker Symbol(s)	Title for iXBRL	Name of each exchange on which registered

Common Stock, par value $.01 per share	C	Common Stock, par value $.01 per share	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 7.125% Fixed/Floating Rate Noncumulative Preferred Stock, Series J	C Pr J	Dep Shs, represent 1/1,000th interest in a share of 7.125% Fix/Float Rate Noncum Pref Stk, Ser J	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.875% Fixed/Floating Rate Noncumulative Preferred Stock, Series K	C Pr K	Dep Shs, represent 1/1,000th interest in a share of 6.875% Fix/Float Rate Noncum Pref Stk, Ser K	New York Stock Exchange
7.625% Trust Preferred Securities of Citigroup Capital III (and registrant’s guaranty with respect thereto)	C/36Y	7.625% TRUPs of Cap III (and registrant’s guaranty)	New York Stock Exchange
7.875% Fixed Rate / Floating Rate Trust Preferred Securities (TruPS®) of Citigroup Capital XIII (and registrant’s guaranty with respect thereto)	C N	7.875% FXD / FRN TruPS of Cap XIII (and registrant’s guaranty)	New York Stock Exchange
6.829% Fixed Rate / Floating Rate Enhanced Trust Preferred Securities (Enhanced TruPS®) of Citigroup Capital XVIII (and registrant’s guaranty with respect thereto)	C/67BP	6.829% FXD / FRN Enhanced TruPS of Cap XVIII (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Callable Step-Up Coupon Notes Due March 31, 2036 of CGMHI (and registrant’s guaranty with respect thereto)	C/36A	MTN, Series N, Callable Step-Up Coupon Notes Due Mar 2036 of CGMHI (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Callable Step-Up Coupon Notes Due February 26, 2036 of CGMHI (and registrant’s guaranty with respect thereto)	C/36	MTN, Series N, Callable Step-Up Coupon Notes Due Feb 2036 of CGMHI (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series N, Callable Fixed Rate Notes Due December 18, 2035 of CGMHI (and registrant’s guaranty with respect thereto)	C/35	MTN, Series N, Callable Fixed Rate Notes Due Dec 2035 of CGMHI (and registrant’s guaranty)	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Alexia Breuvart, Esq.
5.2	Opinion of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Global Markets Holdings Inc.
23.1	Consent of Alexia Breuvart, Esq. (included in Exhibit 5.1)
23.2	Consent of Davis Polk & Wardwell LLP, as special products counsel to Citigroup Global Markets Holdings Inc. (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2021	CITIGROUP INC.

	By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary